UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, the Company is party to a Securities Purchase Agreement, dated as of February 11, 2025 (as amended, the “Purchase Agreement”), by and among the Company, Ascent Partners Fund LLC, a Delaware limited liability company (“Ascent”), the other purchasers from time to time party thereto and Ascent, as collateral agent. On October 15, 2026, pursuant to the Purchase Agreement, the Company issued to Ascent a Senior Secured Convertible Promissory Note in the principal amount of $769,230.77, for a purchase price of $700,000.00 (the “Note”). The Note was issued with original issue discount.

Terms of the Note

Maturity and Interest: The Note matures on the earlier of (i) October 15, 2027 and (ii) the Option Closing Date (the date on which the closing of the exercise of the Company’s option under the Option Agreement, dated as of July 31, 2026, occurs). The Note bears interest at a rate of 7% per annum, payable monthly, on each Conversion Date and on the maturity date, which increases to 18% per annum (or, if lower, the maximum rate permitted by law) upon an Event of Default. Subject to satisfaction of certain Equity Payment Conditions, interest may be paid in shares of Common Stock at the Amortization Price.

Conversion Price: The Note is convertible, in whole or in part, at the option of Ascent at any time into shares of Common Stock at a Conversion Price of $4.28 per share, subject to adjustment, provided that in no event shall the Conversion Price be less than the Floor Price. The Conversion Price is subject to adjustment for stock dividends, stock splits and similar events, changes in the option price or rate of conversion of other Stock Equivalents, and subsequent equity sales at an effective price below the then-current Conversion Price (other than Exempt Issuances).

Floor Price: The Floor Price is $1.07 per share (as adjusted for share splits, share dividends, share combinations, recapitalizations and similar events); provided that on each six-month anniversary of the Original Issue Date, if the Floor Price then in effect is higher than the Adjusted Floor Price, the Floor Price will automatically be lowered to the Adjusted Floor Price, which equals the lower of (i) the Floor Price then in effect and (ii) 20% of the lower of (x) the closing price of the Common Stock on the Trading Day immediately prior to such anniversary and (y) the average closing price of the Common Stock over the five Trading Days ending on the Trading Day immediately prior to such anniversary.

Amortization and Prepayment: Commencing on January 1, 2027 and on the first day of each calendar month thereafter, the Company is required to make monthly amortization payments of principal in the amounts set forth in the Note, which, subject to satisfaction of the Equity Payment Conditions, may be paid in shares of Common Stock valued at the Amortization Price (the lower of the Conversion Price and 95% of the lowest VWAP during the ten Trading Days prior to the payment date). Upon consummation of any Subsequent Offering, the Company must prepay the Note in cash in an amount equal to 33% of the net proceeds thereof. The Company may voluntarily prepay the Note upon ten Business Days’ prior written notice, subject to Ascent’s conversion rights. Any repayment of principal in cash (other than a mandatory prepayment) is subject to a 5% Cash Payment Fee, and late payments are subject to a 10% Late Fee.

Conversion Limitations: Ascent may not convert the Note to the extent that, after giving effect to such conversion, Ascent (together with its affiliates and attribution parties) would beneficially own in excess of 4.99% of the outstanding Common Stock, which limit may be increased or decreased by Ascent upon 61 days’ prior notice, but not above 9.99%. In addition, the Company may not issue shares of Common Stock under the Note in excess of the number permitted under the rules of its Principal Trading Market (the “Exchange Cap”) unless stockholder approval is obtained or such approval is not required, and the Company must pay cash in redemption of any portion of the Note not convertible due to the Exchange Cap.

Other terms: The Note is secured by the Security Agreement and the Intellectual Property Security Agreement and ranks pari passu with all other Notes issued under the Purchase Agreement. So long as the outstanding principal amount of the Notes exceeds $200,000, the Company is subject to negative covenants, including restrictions on incurring Indebtedness and Liens, selling assets, making Restricted Payments, entering into Fundamental Transactions and transactions with Related Parties. The Note contains customary Events of Default, including payment defaults, covenant breaches, cross-defaults on Indebtedness in excess of $200,000, bankruptcy events, a Change of Control, the Common Stock becoming “penny stock” and failure to timely deliver Conversion Shares, upon the occurrence of which the Note and all other Obligations may be declared immediately due and payable in cash. The Note is governed by Delaware law with an exclusive Delaware forum and jury trial waiver.

The foregoing description of the Note is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02. The Note and the shares of Common Stock issuable upon conversion thereof have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the exemption from registration provided by [Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder].

Forward-Looking Statements. This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Note, potential conversions of the Note and the issuance of shares of Common Stock, and potential dilution. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties, many of which are beyond management’s control, that could cause actual results to differ materially from those described in the forward-looking statements, as well as risks relating to general economic conditions, market conditions, interest rates, and other factors. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Senior Secured Convertible Promissory Note, dated October 15, 2026, issued by Profusa, Inc. to Ascent Partners Fund LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 15, 2026	Profusa, Inc.

	By:	/s/ Fred Knechtel
	Name:	Fred Knechtel
	Title:	Chief Financial Officer

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